Offerings - Offering: 1	Mar. 12, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	6.25% Senior Notes Due 2030
Amount Registered | shares	550,000,000
Proposed Maximum Offering Price per Unit	0.98838
Maximum Aggregate Offering Price	$ 543,609,000
Fee Rate	0.01531%
Amount of Registration Fee	$ 83,226.54